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                                                                   EXHIBIT 10.40

                                                                    CONFIDENTIAL

                                                           [ ]  Jacoby's Copy
                                                           [ ]  Company's Copy

                              SECOND AMENDMENT TO
                              EMPLOYMENT AGREEMENT

To STEVEN D. JACOBY:

By signing below, you agree to an amendment (the "Amendment") to your Employment Agreement with Metrocall, Inc. (the "Company") dated as of May 15, 1996 (the "Employment Agreement") as amended January 1, 1997. The Second Amendment is effective as of January 1, 1998.

     New language in the Employment Agreement is shown double underlined, deleted language is shown in strikeout, and language that is unchanged is indicated by plain text or an ellipsis (. . .); provided, however, that the deleted language, double underlining, and ellipses are for convenience only and are not part of the Employment Agreement as amended:

     Section 4, as amended, reads:

     4. Salary, Bonus, and Expenses.

        (a) In consideration for the Executive's services, the Company shall pay to the Executive an annual base salary (the "Base Salary") from January 1, 1998 equal to Three Hundred Twenty-Five Thousand Dollars
            ($325,000). . . .

        (b) . . .

        (e) Executive will be eligible for a fifty percent (50%) of Base Salary target Bonus for 1998.

     The Employment Agreement, except as amended and modified above, remains in effect.

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                                                                       METROCALL, INC.

Date:  June 18, 1998                                 By:             /s/ RICHARD M. JOHNSTON
       ------------------------------------               ----------------------------------------------
                                                                       Richard M. Johnston
                                                                             Chairman

Date:                                                                  /s/ STEVEN D. JACOBY
       ------------------------------------               ----------------------------------------------
                                                                         Steven D. Jacoby
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